UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             100 Park Avenue, 35th Floor, New York, New York 10017
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Eugene S. Stark
                    General American Investors Company, Inc.
                              100 Park Avenue
                                 35th Floor
                         New York, New York  10017
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

                           GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2008

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange




                                 100 PARK AVENUE
                               NEW YORK, NY  10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the six months ended June 30, 2008, the net asset value per Common Share decreased 4.5%, while the investment return to our stockholders was negative by 6.1%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income) decreased 11.9%. For the twelve months ended June 30, 2008, the return on the net asset value per Common Share was -7.4%, and the return to our stockholders was -6.8%; these compare with a return of -13.2% for the S&P
500. During each period, the discount at which our shares traded continued to fluctuate and on June 30, 2008, it was 10.5%.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2008, the net assets applicable to the Company's Common Stock were $1,141,320,885 equal to $36.15 per Common Share.

The decrease in net assets resulting from operations for the six months ended June 30, 2008 was $54,812,857. During this period, the net realized gain on securities sold was $33,093,704, and the decrease in net unrealized appreciation was $87,661,514. Net investment income for the six months was $5,704,953, and distributions to Preferred Stockholders amounted to $5,950,000.

The worldwide market weakness of the first quarter has continued unabated. The combination of historically high personal consumption and low savings, together with the constrained balance sheets of lending institutions, continues to weigh on our economy. In addition to rising energy prices and the falling value of houses, the specter of stagflation, that unpleasant combination of slow growth and rising prices, may also explain the pronounced lack of investor enthusiasm.

While it is undoubtedly true that investment returns for the financial sector are likely to be lower in the future, owing to the de-leveraging effects of shrinking balance sheets and new share issuance, equity prices appear to have largely adjusted to the new reality. Firms with permanent capital like ours are positioned to benefit, moreover, from the buying opportunities that market dislocation can provide.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through June 30, 2008. It can be accessed on the internet at www.generalamericaninvestors.com .

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson

Chairman of the Board
President and Chief Executive Officer
July 9, 2008

2  STATEMENT OF ASSETS AND LIABILITIES June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)

   Common and preferred stocks (cost $849,000,051)                                            $1,320,392,591
   Corporate note (cost $13,621,576)                                                              13,234,375
   Money market fund (cost $2,924,321)                                                             2,924,321
                                                                                               -------------
     Total investments (cost $865,545,948)                                                     1,336,551,287

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                      $236,395
   Receivable for securities sold                                             310,117
   Premiums deposited with brokers for options written                      3,898,415
   Dividends, interest and other receivables                                1,497,613
   Pension asset, excess funded                                             9,598,415
   Prepaid expenses and other assets                                        3,245,493             18,786,448
                                                                            ---------           ------------
TOTAL ASSETS                                                                                   1,355,337,735

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                           591,417
   Preferred dividend accrued but not yet declared                            231,389
   Outstanding options written, at value
    (premiums deposited with brokers $3,898,415) (note 1a)                  3,253,750
   Pension benefit liability                                                3,212,048
   Accrued thrift plan liability                                            3,485,661
   Accrued expenses and other liabilities                                   3,242,585
                                                                            ---------
                                                                                                  14,016,850
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                            200,000,000
                                                                                                 -----------

NET ASSETS APPLICABLE TO COMMON STOCK - 31,573,058 shares (note 2)                            $1,141,320,885
                                                                                              ==============

NET ASSET VALUE PER COMMON SHARE                                                                      $36.15
                                                                                                      ======

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 31,573,058 shares at par value (note 2)                  $31,573,058
   Additional paid-in capital (note 2)                                    602,738,135
   Undistributed realized gain on investments                              33,191,074
   Undistributed net investment income                                      7,233,177
   Accumulated other comprehensive income (note 6)                          1,116,826
   Unallocated distributions on Preferred Stock                           (6,181,389)
   Unrealized appreciation on investments and options                     471,650,004
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                         $1,141,320,885
                                                                                              ==============

(see notes to financial statements)

3       STATEMENT OF OPERATIONS Six Months Ended June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $355,915)               $11,515,415
   Interest                                                                 1,112,132            $12,627,547
                                                                          -----------

EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      4,226,979
   Administration and operations                                            1,507,715
   Office space and general                                                   710,182
   Directors' fees and expenses                                               144,679
   Auditing and legal fees                                                    125,145
   Transfer agent, custodian and registrar fees and expenses                   93,651
   Stockholders' meeting and reports                                           65,431
   Miscellaneous taxes                                                         48,812              6,922,594
                                                                            ---------           ------------
NET INVESTMENT INCOME                                                                              5,704,953

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
      Long transactions (note 1b)                                          31,469,145
      Written option transactions (note 1c)                                 1,624,559
   Net decrease in unrealized appreciation                                (87,661,514)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                          (54,567,810)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (5,950,000)
                                                                                                  ----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                ($54,812,857)
                                                                                                 ===========
(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2008         December 31,
                                                                           (Unaudited)              2007
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $5,704,953                $9,782,623
   Net realized gain on investments                                        33,093,704               175,785,885
   Net decrease in unrealized appreciation                                (87,661,514)              (71,533,458)
                                                                           ----------               -----------
                                                                          (48,862,857)              114,035,050
                                                                           ----------               -----------
   Distributions to Preferred Stockholders:
     From net investment income                                                 -                      (689,497)
     From short-term capital gains                                              -                      (778,809)
     From long-term capital gains                                               -                   (10,431,694)
     Unallocated distributions                                             (5,950,000)                        -
                                                                           ----------                ----------
     Decrease in net assets from Preferred distributions                   (5,950,000)              (11,900,000)
                                                                           ----------                ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (54,812,857)              102,135,050
                                                                           ----------               -----------
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158 (Note 6))               8,263                   456,004
                                                                           ----------               -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net investment income                                                (183,597)                (9,603,869)
   From short-term capital gains                                                -                    (10,847,882)
   From long-term capital gains                                            (6,613,893)              (145,301,188)
                                                                           ----------               ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (6,797,490)              (165,752,939)
                                                                           ----------               ------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends and distributions      -                     96,902,914
   Cost of Common Shares purchased                                              -                    (30,271,148)
                                                                           ----------               ------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                                   -                     66,631,766
                                                                           ----------               ------------

NET INCREASE (DECREASE) IN NET ASSETS                                     (61,602,084)                 3,469,881

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,202,922,969              1,199,453,088
                                                                        -------------              -------------
END OF PERIOD (including undistributed net investment
  income of $7,233,177 and $1,711,821, respectively)                   $1,141,320,885             $1,202,922,969
                                                                       ==============             ==============
(see notes to financial statements)

5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2008 and for each year in the five-year period ended December 31, 2007. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                           Six Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2008   ------------------------------------------------------------
                                          (Unaudited)       2007      2006      2005          2004       2003
                                         ------------    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period     $38.10       $40.54     $39.00    $35.49      $33.11         $26.48
                                         ---------    ---------   --------   -------     -------       --------
     Net investment income                     .18          .31        .34       .19         .32            .03
     Net gain (loss) on investments -
      realized and unrealized                (1.72)        3.39       4.72      5.85        3.48           7.72
     Other comprehensive income                  -          .02        .03         -           -              -
                                         ---------    ---------   --------   -------     -------       --------

   Distributions on Preferred Stock:
      Dividends from net investment income       -         (.02)      (.04)     (.03)       (.09)          (.01)
      Distributions from net short-term
       capital gains                             -         (.03)      (.01)     (.08)          -              -
      Distributions from net long-term
       capital gains                             -         (.36)      (.36)     (.30)       (.32)          (.35)
      Unallocated                             (.19)           -          -         -           -              -
                                         ---------    ---------   --------   -------     -------       --------
                                              (.19)        (.41)      (.41)     (.41)       (.41)          (.36)
                                         ---------    ---------   --------   -------     -------       --------
   Total from investment operations          (1.73)        3.31       4.68      5.63        3.39           7.39
                                         ---------    ---------   --------   -------     -------       --------

   Distributions on Common Stock:
      Dividends from net investment income    (.01)        (.33)      (.29)     (.15)       (.23)          (.02)
      Distributions from net short-term
       capital gains                             -         (.38)      (.04)     (.44)          -              -
      Distributions from net long-term
       capital gains                          (.21)       (5.04)     (2.81)    (1.53)       (.78)          (.52)
                                         ---------    ---------   --------   -------     -------       --------
                                              (.22)       (5.75)     (3.14)    (2.12)      (1.01)          (.54)
                                         ---------    ---------   --------   -------     -------       --------

   Capital Stock transaction -
      effect of Preferred Stock offering         -            -          -         -           -           (.22)
                                         ---------    ---------   --------   -------     -------       --------
   Net asset value, end of period           $36.15       $38.10     $40.54    $39.00      $35.49         $33.11
                                         =========    =========   ========   =======     =======       ========
   Per share market value, end of period    $32.36       $34.70     $37.12    $34.54      $31.32         $29.73
                                         =========    =========   ========   =======     =======       ========

TOTAL INVESTMENT RETURN - Stockholder
   return, based on market price per share   (6.09)%*      8.72%     16.78%    17.40%       8.79%         27.01%

RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)     $1,141,321   $1,202,923 $1,199,453 $1,132,942 $1,036,393       $986,335
   Ratio of expenses to average net assets
      applicable to Common Stock              1.19%**      1.11%      1.06%      1.25%      1.15%          1.23%
   Ratio of net income to average net assets
      applicable to Common Stock              0.98%**      0.78%      0.86%      0.51%      0.94%          0.13%
   Portfolio turnover rate                   12.77%*      31.91%     19.10%     20.41%     16.71%         18.62%

PREFERRED STOCK
   Liquidation value, end of period
      (000's omitted)                     $200,000     $200,000   $200,000   $200,000   $200,000       $200,000
   Asset coverage                              671%         701%       700%       666%       618%           593%
   Liquidation preference per share          $25.00      $25.00     $25.00    $ 25.00     $25.00         $25.00
   Market value per share                    $23.36      $21.99     $24.44     $24.07     $24.97         $25.04

*Not annualized
**Annualized

6   STATEMENT OF INVESTMENTS June 30, 2008  (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (6.0%)
------------------------------------------------------------------------------------------------------------------------------------
  300,000       The Boeing Company                                                                  $19,716,000
  600,700       Textron Inc.                                                                         28,791,551
  325,000       United Technologies Corporation                                                      20,052,500
                                                                                                    -----------
                                                                       (COST $78,462,056)            68,560,051
                                                                                                    -----------


BUILDING AND REAL ESTATE (5.0%)
------------------------------------------------------------------------------------------------------------------------------------
   2,306,590    CEMEX, S.A. de C.V. ADR (a) (c)                        (COST $31,830,094)            56,972,762
                                                                                                    -----------

COMMUNICATIONS AND INFORMATION SERVICES (7.6%)
------------------------------------------------------------------------------------------------------------------------------------
     915,000    Cisco Systems, Inc. (a)                                                              21,282,900
     324,100    Lamar Advertising Company Class A (a)                                                11,677,323
   1,038,500    MetroPCS Communications, Inc. (a)                                                    18,391,835
     800,000    QUALCOMM Incorporated                                                                35,496,000
                                                                                                   ------------
                                                                       (COST $79,024,954)            86,848,058
                                                                                                   ------------
COMPUTER SOFTWARE AND SYSTEMS (13.1%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Activision, Inc. (a)                                                                 23,849,000
   1,555,000    Dell Inc. (a)                                                                        34,023,400
     570,000    Microsoft Corporation                                                                15,680,700
     410,000    NetEase.com, Inc. (a)                                                                 8,933,900
      70,000    Nintendo Co., Ltd.                                                                   39,545,100
     890,000    Teradata Corporation (a)                                                             20,594,600
     335,000    THQ Inc. (a)                                                                          6,787,100
                                                                                                   ------------
                                                                      (COST $123,287,451)           149,413,800
                                                                                                   ------------
CONSUMER PRODUCTS AND SERVICES (8.5%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc ADR                                                                       25,854,500
     375,000    Heineken N. V.                                                                       19,117,500
     466,100    Hewitt Associates, Inc. Class A (a)                                                  17,865,613
     425,000    Nestle S.A.                                                                          19,256,750
     240,000    PepsiCo, Inc.                                                                        15,261,600
                                                                                                   ------------
                                                                       (COST $75,732,527)            97,355,963
                                                                                                   ------------
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.6%)
------------------------------------------------------------------------------------------------------------------------------------
     881,500    Republic Services, Inc.                                                              26,180,550
     680,000    Waste Management, Inc.                                                               25,642,800
                                                                                                   ------------
                                                                       (COST $39,285,764)            51,823,350
                                                                                                   ------------
FINANCE AND INSURANCE (19.8%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (2.5%)
   ---------------------------------------------------------------------------------------------------------------------------------
     300,000    M&T Bank Corporation                                                                 21,162,000
     485,000    Wachovia Corporation                                                                  7,532,050
                                                                                                   ------------
                                                                        (COST $4,524,141)            28,694,050
                                                                                                   ------------
   INSURANCE (13.5%)
   ---------------------------------------------------------------------------------------------------------------------------------
     325,000    The Allstate Corporation                                                             14,816,750
     325,000    American International Group, Inc.                                                    8,599,500
     325,000    Arch Capital Group Ltd. (a)                                                          21,554,000
     185,000    AXIS Capital Holdings Limited                                                         5,514,850
         200    Berkshire Hathaway Inc. Class A (a)                                                  24,150,000
     315,000    Everest Re Group, Ltd.                                                               25,108,650
   1,275,000    Fidelity National Financial, Inc.                                                    16,065,000
     265,000    MetLife, Inc.                                                                        13,984,050
     275,000    PartnerRe Ltd.                                                                       19,010,750
     100,000    Transatlantic Holdings, Inc.                                                          5,647,000
                                                                                                   ------------
                                                                       (COST $87,551,980)           154,450,550
                                                                                                   ------------
   OTHER (3.8%)
   ---------------------------------------------------------------------------------------------------------------------------------
     450,000    American Express Company                                                             16,951,500
      10,000    Epoch Holding Corporation, Series A Convertible Preferred 4.6% (d) (f)               15,219,370
   1,025,000    Nelnet, Inc. (a)                                                                     11,510,750
                                                                                                   ------------
                                                                       (COST $51,081,155)            43,681,620
                                                                                                   ------------
                                                                      (COST $143,157,276)           226,826,220
                                                                                                   ------------

7       STATEMENT OF INVESTMENTS June 30, 2008 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS (continued)                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE / PHARMACEUTICALS (3.5%)
------------------------------------------------------------------------------------------------------------------------------------
      70,000    Biogen Idec Inc. (a)                                                                 $3,912,300
     529,900    Cytokinetics, Incorporated (a)                                                        1,965,929
     200,000    Genentech, Inc. (a)                                                                  15,180,000
     119,500    Gilead Sciences, Inc. (a)                                                             6,327,525
     190,000    Novo Nordisk B                                                                       12,448,800
                                                                                                   ------------
                                                                       (COST $19,519,876)            39,834,554
                                                                                                   ------------
MACHINERY AND EQUIPMENT (2.5%)
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000    ABB Ltd. ADR                                           (COST $10,779,026)            28,320,000
                                                                                                   ------------
METAL (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     371,000    Carpenter Technology Corporation                       (COST $22,541,198)            16,194,150
                                                                                                   ------------
MISCELLANEOUS (4.1%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                              (COST $49,552,605)            46,759,759
                                                                                                   ------------
OIL AND NATURAL GAS (INCLUDING SERVICES) (23.1%)
------------------------------------------------------------------------------------------------------------------------------------
     549,800    Apache Corporation                                                                   76,422,200
     800,000    Halliburton Company                                                                  42,456,000
     600,000    Patterson-UTI Energy, Inc.                                                           21,678,000
   2,470,000    Weatherford International Ltd. (a)                                                  122,487,300
                                                                                                   ------------
                                                                       (COST $84,814,970)           263,043,500
                                                                                                   ------------

RETAIL TRADE (13.3%)
------------------------------------------------------------------------------------------------------------------------------------
     575,000    Costco Wholesale Corporation                                                         40,330,500
     725,000    The Home Depot, Inc.                                                                 16,979,500
     333,100    Target Corporation                                                                   15,485,819
   1,675,000    The TJX Companies, Inc.                                                              52,712,250
     470,000    Wal-Mart Stores, Inc.                                                                26,414,000
                                                                                                   ------------
                                                                       (COST $54,317,368)           151,922,069
                                                                                                   ------------
TECHNOLOGY (2.3%)
------------------------------------------------------------------------------------------------------------------------------------
   1,900,000    Xerox Corporation                                      (COST $25,689,854)            25,764,000
                                                                                                   ------------
TRANSPORTATION (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
     236,100    Alexander & Baldwin, Inc.                              (COST $11,005,032)            10,754,355
                                                                                                   ------------


   TOTAL COMMON AND PREFERRED STOCKS (115.7%                          (COST $849,000,051)         1,320,392,591
                                                                                                  -------------

Principal Amount    CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES  (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
 $13,750,000    General Motors Nova Scotia Finance Company
                   6.85% Guaranteed Notes due 10/15/08 (f)             (COST $13,621,576)            13,234,375
                                                                                                   ------------


      Shares      SHORT-TERM SECURITY AND OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   2,924,321    SSgA Prime Money Market Fund (0.2%)                     (COST $2,924,321)             2,924,321
                                                                                                  -------------
TOTAL INVESTMENTS (e) (117.1%)                                        (COST $865,545,948)         1,336,551,287
   Cash, receivables and other assets less liabilities (0.4%)                                         4,769,598
PREFERRED STOCK (-17.5%)                                                                           (200,000,000)
                                                                                                 --------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                     $1,141,320,885
                                                                                                 ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year, not previously disclosed and not restricted.
 (c) 1,600,000 shares held by custodian in a segregated custodian account as collateral for short positions and options, if any.
 (d) Restricted security of an affiliate acquired 11/7/06.
 (e) At June 30, 2008:
      (1)the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes,
      (2) aggregate gross unrealized appreciation was $533,628,073,
      (3) aggregate gross unrealized depreciation was $62,622,734, and
      (4) net unrealized appreciation was $471,005,339.
 (f) Level 2 fair value measurement, note 8.

(see notes to financial statements)

8         STATEMENT OF CALL OPTIONS WRITTEN June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

   Contracts                                                                                      Value
(100 shares each)   COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE                                 (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
   OIL AND NATURAL GAS (INCLUDING SERVICES)
------------------------------------------------------------------------------------------------------------------------------------
       1,691    Apache Corporation/July 08/$135.00                                                $1,268,250
       2,500    Apache Corporation/July 08/$140.00                                                 1,200,000
       1,500    Apache Corporation/July 08/$145.00                                                   405,000
                                                                                                  ----------
                                                    (PREMIUMS DEPOSITED WITH BROKERS $3,696,416)   2,873,250
                                                                                                  ----------
   HEALTH CARE / PHARMACEUTICALS
------------------------------------------------------------------------------------------------------------------------------------
         500    Genentech, Inc./July 08/$75.00      (PREMIUMS DEPOSITED WITH BROKERS $108,499)       125,000
                                                                                                  ----------
              TOTAL CALL OPTIONS                    (PREMIUMS DEPOSITED WITH BROKERS $3,804,915)   2,998,250
                                                                                                  ----------
PUT OPTION
------------------------------------------------------------------------------------------------------------------------------------
   FINANCE AND INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
         500    American Express Company/July 08/$42.50 (PREMIUMS DEPOSITED WITH BROKERS $93,500)    255,500
                                                                                                    --------

              TOTAL CALL AND PUT OPTIONS            (PREMIUMS DEPOSITED WITH BROKERS $3,898,415)  $3,253,750
                                                                                                  ==========
(See notes to financial statements)
------------------------------------------------------------------------------------------------------------------------------------

               PORTFOLIO DIVERSIFICATION June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of June 30, 2008 and 2007 is shown in the following table.

                                                                                Percent Common Net Assets*
                                                  June 30, 2008                           June 30
                                     --------------------------------------     --------------------------
Industry Category                           Cost(000)       Value(000)              2008          2007
--------------------------------    --------------------  -----------------     -----------   -----------
Oil and Natural Gas (Including Services)     $84,815         $263,044               23.1%         17.4%
                                           ---------        ---------              ------        ------
Finance and Insurance
   Banking                                     4,524           28,694                2.5            6.3
   Insurance                                  87,552          154,450               13.5           15.6
   Other                                      51,081           43,682                3.8            2.2
                                           ---------        ---------              ------        ------
                                             143,157          226,826               19.8           24.1
                                           ---------        ---------              ------        ------
Retail Trade                                  54,317          151,922               13.3           16.7
Computer Software and Systems                123,288          149,414               13.1            6.4
Consumer Products and Services                89,354          110,590                9.7            7.8
Communications and Information Services       79,025           86,848                7.6           10.7
Aerospace/Defense                             78,462           68,560                6.0            3.9
Building and Real Estate                      31,830           56,973                5.0            6.4
Environmental Control (Including Services)    39,286           51,823                4.6            4.1
Miscellaneous**                               49,553           46,760                4.1            5.6
                                           ---------        ---------              ------        ------
Health Care
    Pharmaceuticals                           19,520           39,835                3.5            4.5
    Medical Instruments and Devices               -                 -                  -            0.6
                                           ---------        ---------              ------        ------
                                              19,520           39,835                3.5            5.1
                                           ---------        ---------              ------        ------
Machinery & Equipment                         10,779           28,320                2.5            2.0
Technology                                    25,690           25,764                2.3            3.4
Metals                                        22,541           16,194                1.4            1.4
Transportation                                11,005           10,754                0.9              -
                                           ---------        ---------              ------        ------
                                             862,622        1,333,627              116.9          115.0
Short-Term Securities                          2,924            2,924                0.2            0.1
                                           ---------        ---------              ------        ------
    Total Investments                       $865,546        1,336,551              117.1          115.1
                                           =========
Other Assets and Liabilities - Net                              4,770                0.4            0.1
Preferred Stock                                              (200,000)             (17.5)         (15.2)
                                                           ----------              ------        ------
Net Assets Applicable to Common Stock                      $1,141,321              100.0%         100.0%
                                                           ==========             =======        ======

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price of $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  OTHER  As is  customary  in  the  investment  company  industry,  securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 31,574,058 and 31,573,058 shares were issued and outstanding, respectively, and 8,000,000 Preferred Shares were issued and outstanding on June 30, 2008.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10           NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

2. CAPITAL STOCK - (Continued from bottom of previous page.)
There were no transactions in Common Stock during the six months ended June 30, 2008. Transactions in common stock during the year ended December 31, 2007 were as follows:

                                                                             SHARES                    AMOUNT
                                                                       -----------------          -----------------
Shares issued in payment of dividends and distributions
   (includes 2,404,865 shares issued from treasury)                       2,747,460                 $2,747,460
Increase in paid-in capital                                                                         94,155,454
                                                                                                    ----------
    Total increase                                                                                  96,902,914
                                                                                                    ----------

Shares purchased (average discount from NAV of 10.4%)                       763,600                   (763,600)
Decrease in paid-in capital                                                                        (29,507,548)
                                                                                                   ------------
    Total decrease                                                                                 (30,271,148)
                                                                                                   ------------
Net increase                                                                                       $66,631,766
                                                                                                   ============

At June 30, 2008, the Company held in its treasury 1,000 shares of Common Stock with an aggregate cost in the amount of $35,281. Distributions for tax and book purposes are substantially the same.

3. OFFICERS' COMPENSATION - The aggregate compensation paid and accrued by the Company during the six months ended June 30, 2008 to its officers (identified on back cover) amounted to $4,084,250.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2008 amounted to $171,950,668 and $176,446,439.

5. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the six months ended June 30, 2008 were as follows:

                                                 Covered Calls                Collateralized Puts
                                             ---------------------        ---------------------------
                                             Contracts    Premiums         Contracts        Premiums
                                             ---------    --------        ----------       ----------
Options outstanding, December 31, 2007          7,500   $3,073,787           1,999           $638,671
Options written                                16,206    8,701,980           3,700          1,058,763
Options expired                                (6,210)  (2,652,261)              -                  -
Options exercised                                (502)    (305,952)           (159)           (58,304)
Options terminated in closing
  purchase transactions                       (10,803)  (5,012,638)         (5,040)        (1,545,631)
                                             --------    ---------        --------         ----------
Options outstanding, June 30, 2008              6,191   $3,804,916             500            $93,499
                                             ========   ==========        ========         ==========

6. BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2008 were:

                                Service cost                           $157,675
                                Interest cost                           369,976
                                Expected return on plan assets         (715,462)
                                Amortization of prior service cost       11,046
                                                                       --------
                                Net periodic benefit cost (income)    ($176,765)
                                                                       ========

The Company also has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2008 was $277,422. The unfunded liability at June 30, 2008 was $3,485,661.

The Company applies the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" which requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

7. OPERATING LEASE COMMITMENT - In June 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10.8 million. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $449,200 for the six months ended June 30, 2008. Minimum rental commitments under the operating lease are approximately $0.9 million in 2008, $1.0 million per annum in 2009 through 2012, $1.1 million in 2013 through 2017, and $0.1 million in 2018.

8. FAIR VALUE MEASUREMENTS - Effective January 1, 2008, the Company adopted FASB Statement of Financial Accounting Standard No. 157 "Fair Value Measurements." Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3  -  significant   unobservable   inputs  (including  the  Company's  own
     assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of June 30, 2008:

         Valuation Inputs                           Investments in Securities               Options Written
     -----------------------------              -------------------------------           -------------------
     Level 1 - Quoted prices                             $1,308,097,542                        $3,253,750
     Level 2 - Other significant observable
               inputs (see (f), pages 6 and 7)               28,453,745                                 -
     Level 3 - Unobservable inputs                                    -                                 -
                                                     -------------------                  ---------------
        Total                                            $1,336,551,287                        $3,253,750
                                                     ===================                  ===============

11      MAJOR STOCK CHANGES* Three Months Ended June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                           SHARES              SHARES HELD
INCREASES                                                                TRANSACTED          JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   American Express Company                                                 50,000             450,000 (a)
   MetroPCS Communications, Inc.                                           185,000           1,038,500 (a)
   Teradata Corporation                                                    600,000             890,000 (a)
   The Boeing Company                                                      300,000             300,000

ADDITIONS
   Carpenter Technology Corporation                                         50,000             371,000
   Cisco Systems, Inc.                                                      15,000             915,000
   Dell Inc.                                                                55,000           1,555,000
   NetEase.com, Inc.                                                       165,000             410,000
   PepsiCo, Inc.                                                            40,000             240,000

DECREASES
------------------------------------------------------------------------------------------------------------------
ELIMINATIONS
   Alkermes, Inc.                                                           80,000                   -
   BearingPoint, Inc.                                                    1,000,000                   -
   Sprint Nextel Corporation                                               480,000                   -

REDUCTIONS
   The Allstate Corporation                                                  5,000             325,000
   American International Group, Inc.                                      125,000             325,000
   Apache Corporation                                                       50,200             549,800 (b)
   AXIS Capital Holdings Limited                                            20,000             185,000
   Biogen Idec Inc.                                                         20,000              70,000
   Fidelity National Financial, Inc.                                       100,000           1,275,000
   Heineken N.V.                                                            10,000             375,000
   Hewitt Associates, Inc. Class A                                          83,900             466,100
   The Home Depot, Inc.                                                    375,000             725,000
   Nelnet, Inc.                                                            125,000           1,025,000
   Patterson-UTI Energy, Inc.                                              100,000             600,000
   THQ Inc.                                                                 30,000             335,000
   Transatlantic Holdings, Inc.                                             30,000             100,000
   Wachovia Corporation                                                    130,000             485,000

*  Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)   Shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(b)   Shares sold from an exercised call option.


                           OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2008 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 30, 2008, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

                                   DIRECTORS
--------------------------------------------------------------------------------
                           Spencer Davidson, Chairman
                Joseph T. Stewart, Jr., Lead Independent Director
      Arthur G. Altschul, Jr.                         Sidney R. Knafel
      Rodney B. Berens                                Daniel M. Neidich
      Lewis B. Cullman                                D. Ellen Shuman
      Gerald M. Edelman                               Raymond S. Troubh
      John D. Gordan, III


                                    OFFICERS
--------------------------------------------------------------------------------
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
     Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------



To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statement of investments, as of June 30, 2008, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2008. These financial statements and financial highlights are the responsibility of the Company's management.
     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.
     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2007 and financial highlights for each of the five years in the period then ended and in our report, dated January 28, 2008 we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                            ERNST & YOUNG LLP
July 28, 2008

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM. 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2008         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
01/01-01/31                -                       -                    -                        652600

02/01-02/28                -                       -                    -                        652600

03/01-03/31                -                       -                    -                        652600

04/01-04/30                -                       -                    -                        652600

05/01-05/31                -                       -                    -                        652600

06/01-06/30                -                       -                    -                        652600
                     -------                 --------              ------                        ------
Total                      -                                            -
                     =======                                       ======

        Note - On January 16, 2008, the Board of Directors authorized and the registrant announced the repurchase of up to 300,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.  This represented a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, January 1, 2008, there were 352,600 shares available for repurchase under such authorization.  As of the end of the period, June 30, 2008, there were 652,600 shares  available for repurchase under this program.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated February 22, 2008.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2008, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 30, 2008, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure:(1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission, and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely discussions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: August 4, 2008

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    Chairman, President and Chief Executive Officer
    (Principal Executive Officer)

Date: August 4, 2008

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: August 4, 2008